Exhibit 10.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of the 27th day of June, 2000 (this "Amendment"), is made among HILB, ROGAL AND HAMILTON COMPANY, a Virginia corporation (the "Borrower"), the banks and financial institutions listed on the signature pages thereof or that became parties thereto after the date thereof (collectively the "Lenders"), and FIRST UNION NATIONAL BANK (the "Administrative Agent").


                                    RECITALS

         A. The Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement, dated as of May 3, 1999, as amended by the First Amendment thereto, dated as of March 28, 2000 (the "Credit Agreement"), providing for the availability of a credit facility to the Borrower upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

         B. The Borrower and the Required Lenders agree to amend the various limits on Permitted Acquisitions in Section 5.8 of the Credit Agreement.


                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   AMENDMENTS

         1.1      Section  1.1  is  hereby   amended  by  adding  the  following
definition thereto in appropriate alphabetical order:

                  "Second Amendment" shall mean the Second Amendment to the Credit Agreement, dated as of June 27, 2000, among the Borrower, the Lenders, and the Administrative Agent.

         1.2 Section 1.1 is hereby further amended by replacing the following definition, as currently set forth therein, with the definition as set forth below:

                  "Agreement" shall mean this Credit Agreement, as amended by the First Amendment and Second Amendment, and as further amended, modified or supplemented from time to time.

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         1.3      Clause  (iii) of Section  5.8(a)  shall be amended by deleting
the   reference  to  the  figure   "$25,000,000"   and   substituting   therefor
"$50,000,000."

         1.4 Clause (iv) of Section 5.8(a) shall be amended by deleting the reference to the figure "15,000,000" and substituting therefor "40,000,000."

         1.5 Section 5.8(a) shall be further amended by renumbering the existing clause (v) as clause (vi) and inserting a new clause (v) as follows:

                  (v) With respect to only those Permitted Acquisitions consummated after the date of the Second Amendment, the Acquisition Amount (without regard to the issuance of any Capital Stock of the Borrower)with respect thereto paid, assumed or incurred by the Borrower and its Subsidiaries during any period of four consecutive fiscal quarters shall not exceed $15,000,000; and


                                   ARTICLE II

                                     GENERAL

         2.1 Representations and Warranties. All representations and warranties of the Borrower contained in the Credit Agreement and in the other Credit Documents are true and correct as of the date hereof, both immediately before and after giving effect to this Agreement (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

         2.2 No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.


                                   ARTICLE III

                                  MISCELLANEOUS

         3.1 Effect of Amendment. From and after the effective date of the amendments to the Credit Agreement set forth herein, all references to the Credit Agreement set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         3.2 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Virginia (without regard to the conflicts of law provisions thereof).



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

         3.3 The Borrower agree to pay upon demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and the other Credit Documents delivered in connection herewith.

         3.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

         3.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         3.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

         3.7 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.





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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.


                                          HILB, ROGAL AND HAMILTON COMPANY


                                          By:    /s/ Carolyn Jones
                                                 -------------------------------

                                          Title: SVP, CFO and Treasurer
                                                 -------------------------------


                                          FIRST UNION NATIONAL BANK, as
                                          Administrative Agent and as a Lender


                                          By:    /s/ Daniel J. Norton
                                                 -------------------------------

                                          Title: Director
                                                 -------------------------------














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

                                          PNC BANK


                                          By:    /s/ Mark T. Kennedy
                                                 -------------------------------

                                          Title: Managing Director
                                                 -------------------------------


                                          BANK OF AMERICA, N.A. (formerly
                                          NationsBank, N.A.),


                                          By:    /s/ Charles F. Plageman
                                                 -------------------------------

                                          Title: VP
                                                 -------------------------------


                                          FLEET NATIONAL BANK


                                          By:    /s/ Paul G. Black, Jr.
                                                 -------------------------------

                                          Title: Director
                                                 -------------------------------


                                          SUNTRUST BANK


                                          By:    /s/ Brad H. Booker
                                                 -------------------------------

                                          Title: Director
                                                 -------------------------------










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